UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2011

Date of reporting period: JUNE 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

Semi-Annual Shareholder Report

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2011

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

June 30, 2011

Contents

Portfolio Asset Allocation	2

Unaudited Financial Statements

Statement of Assets and Liabilities	3
Statement of Investments	4
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Notes to Financial Statements	12
Schedule of Changes in Investments in Affiliates	25
Schedule of Restricted Securities of Unaffiliated Issuers	26

Supplemental Information

Approval of Investment Management Agreements	27

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2011

Percent of Cash
Industry	and Investments
Communications Equipment Manufacturing	12.3%
Activities Related to Credit Intermediation	10.9%
Wired Telecommunications Carriers	9.8%
Plastics Product Manufacturing	5.8%
Alumina and Aluminum Production and Processing	5.8%
Other Electrical Equipment and Component Manufacturing	5.6%
Semiconductor and Other Electronic Component Manufacturing	5.3%
Business Support Services	4.9%
Data Processing, Hosting, and Related Services	4.7%
Radio and Television Broadcasting	4.2%
Nonferrous Metal (except Aluminum) Production and Processing	3.8%
Scheduled Air Transportation	2.7%
Gambling Industries	2.4%
Industrial Machinery Manufacturing	2.2%
Other Financial Investment Activities	2.2%
Other General Merchandise Stores	2.1%
Commercial and Industrial Machinery and Equipment Rental and Leasing	1.9%
Oil and Gas Extraction	1.9%
Metal and Mineral (except Petroleum) Merchant Wholesalers	1.9%
Electronic Shopping and Mail-Order Houses	1.7%
Software Publishers	1.6%
Aerospace Product and Parts Manufacturing	1.2%
Full-Service Restaurants	0.9%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.7%
Other Professional, Scientific, and Technical Services	0.7%
Depository Credit Intermediation	0.5%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	0.3%
Electric Power Generation, Transmission, and Distribution	0.1%
Home Furnishings Stores	0.0%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	1.9%
Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $470,570,304)	$385,891,457
Other affiliates (cost $287,432,165)	295,521,033
Controlled companies (cost $132,283,374)	64,525,928
Total investments (cost $890,285,843)	745,938,418

Cash and cash equivalents	14,250,220
Accrued interest income:
Unaffiliated issuers	4,978,283
Controlled companies	296,502
Other affiliates	183,590
Receivable for investments sold	4,195,537
Deferred debt issuance costs	4,135,384
Options (cost $5,587,853)	3,452,360
Other receivables	344,890
Dividend receivable from affiliated issuer	99,024
Prepaid expenses and other assets	161,374
Total assets	778,035,582

Liabilities
Credit facility payable	217,000,000
Distributions payable	7,000,000
Payable for investments purchased	1,759,340
Management and advisory fees payable	990,625
Unrealized depreciation on swaps	961,036
Options written (proceeds $1,368,782)	587,880
Unrealized loss on foreign currency forward contract	304,088
Interest payable	263,818
Payable to the Investment Manager	115,326
Accrued expenses and other liabilities	334,159
Total liabilities	229,316,272

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, no shares issued and outstanding	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	3,968
Total preferred stock	203,968

Net assets applicable to common shareholders	$548,515,342

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	756,184,852
Accumulated net investment income	6,859,824
Accumulated net realized losses	(68,121,606)
Accumulated net unrealized depreciation	(146,403,797)
Accumulated dividends to preferred shareholders	(3,968)
Net assets applicable to common shareholders	$548,515,342

Common stock, NAV per share	$15,024.07

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (62.76%)
Bank Debt (42.94%) (1)
Alumina and Aluminum Production and Processing (5.52%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2)	$61,715,596	$31,968,679	4.21%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (2)	$1,281,906	1,281,906	0.17%
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13 (2)	$521,438	521,438	0.07%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2)	$79,188	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13 (2)	$8,115,395	8,115,395	1.07%
Total Alumina and Aluminum Production and Processing		41,887,418

Business Support Services (4.69%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/29/15	$34,856,155	35,553,278	4.69%

Commercial and Industrial Machinery and Equipment Rental and Leasing (1.92%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$14,588,407	14,588,407	1.92%

Communications Equipment Manufacturing (3.91%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/14	$263,753	252,411	0.03%
Dialogic Corporation, Senior Secured Notes, LIBOR + 11%, 2% LIBOR Floor, due 9/30/13	$29,495,948	29,495,948	3.88%
Total Communications Equipment Manufacturing		29,748,359

Electric Power Generation, Transmission, and Distribution (0.01%)
La Paloma Generating Company, Residual Bank Debt Claim (4)	$2,645,152	92,541	0.01%

Electronic Shopping and Mail-Order Houses (1.62%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$12,670,614	12,284,160	1.62%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.66%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$377,994	336,414	0.04%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$5,318,862	4,733,787	0.62%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		5,070,201

Other Financial Investment Activities (2.20%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$23,149,223	16,706,030	2.20%

Other General Merchandise Stores (2.14%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, 3% LIBOR Floor, due 11/30/14	$15,889,640	16,286,881	2.14%

Plastics Product Manufacturing (4.97%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/14 (2), (3)	$23,737,773	21,138,486	2.78%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13 (2), (3)	$16,677,166	16,677,166	2.19%
Total Plastics Product Manufacturing		37,815,652

Radio and Television Broadcasting (3.86%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	$3,341,235	3,441,473	0.46%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$18,949,335	19,707,309	2.59%
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (2)	$7,420,321	6,173,707	0.81%
Total Radio and Television Broadcasting		29,322,489

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.34%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash, + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$2,624,655	2,591,847	0.34%

Scheduled Air Transportation (2.13%)
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (2), (3)	$7,005,122	7,968,327	1.05%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (2), (3)	$7,149,204	8,200,137	1.08%
Total Scheduled Air Transportation		16,168,464

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Debt Investments (continued)

Semiconductor and Other Electronic Component Manufacturing (4.55%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15		$31,918,505	$31,280,135	4.11%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16		$3,343,211	3,343,211	0.44%
Total Semiconductor and Other Electronic Component Manufacturing			34,623,346

Software Publishers (1.58%)
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche A Term Loan, BBSY + 2.25% Cash + 1.5% PIK, due 5/10/13 - (Australia) (5)	AUD	4,287,822	4,588,208	0.60%
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche B Term Loan, BBSY + 2.75% Cash + 1.5% PIK, due 11/10/13 - (Australia) (5)	AUD	6,979,591	7,468,550	0.98%
Total Software Publishers			12,056,758

Wired Telecommunications Carriers (2.84%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (5)		€279,101	328,861	0.04%
Hawaiian Telcom Communications, Inc., Senior Secured Term Loan, LIBOR + 6%, 3% LIBOR Floor, due 10/28/15		$6,464,858	6,643,217	0.87%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15 (2)		$3,923,909	3,943,528	0.52%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (5)		€3,469,261	3,735,608	0.49%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4), (5)		€7,414,313	6,994,330	0.92%
Total Wired Telecommunications Carriers			21,645,544

Total Bank Debt (Cost $338,610,139)			326,441,375

Other Corporate Debt Securities (19.82%)
Aerospace Product and Parts Manufacturing (1.15%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15		$8,764,000	6,923,560	0.91%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15		$2,336,000	1,843,431	0.24%
Total Aerospace Product and Parts Manufacturing			8,766,991

Data Processing, Hosting, and Related Services (3.96%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15		$29,566,000	30,108,241	3.96%

Full-Service Restaurants (0.87%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (6)		$6,261,000	6,612,743	0.87%

Gambling Industries (2.43%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18		$20,287,000	18,435,811	2.43%

Home Furnishings Stores (0.07%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)		$6,591,000	494,325	0.07%

Industrial Machinery Manufacturing (1.58%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (6)		$11,979,244	11,979,244	1.58%

Metal and Mineral (except Petroleum) Merchant Wholesalers (1.90%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15		$14,100,000	14,434,875	1.90%

Nonferrous Metal (except Aluminum) Production and Processing (2.66%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15 (2), (6)		$20,000,000	20,200,000	2.66%

Oil and Gas Extraction (1.92%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14		$1,881,000	1,815,165	0.24%
Woodbine Acquisition Corporation, Senior Secured Notes, 12%, due 5/15/16 (6)		$12,430,000	12,771,825	1.68%
Total Oil and Gas Extraction			14,586,990

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Debt Investments (continued)

Other Professional, Scientific, and Technical Services (0.66%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 - (UK/France/Germany) (6)	$5,942,000	$5,022,535	0.66%

Plastics Product Manufacturing (0.03%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (4), (6)	$16,527,000	231,378	0.03%

Wired Telecommunications Carriers (2.60%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (6)	$14,000,000	14,700,000	1.93%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (4), (5), (6)	€35,215,978	5,107,021	0.67%
Total Wired Telecommunications Carriers		19,807,021

Total Other Corporate Debt Securities (Cost $206,650,094)		150,680,154

Total Debt Investments (Cost $545,260,233)		477,121,529

Equity Securities (35.36%)
Activities Related to Credit Intermediation (10.87%)
Online Resources Corporation, Common Stock (2), (4), (7)	1,302,445	4,245,971	0.56%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (4), (6), (7)	52,744,807	78,457,900	10.31%
Total Activities Related to Credit Intermediation		82,703,871

Alumina and Aluminum Production and Processing (0.26%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6), (7)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6), (7)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6), (7)	90	25,409	-
Revere Leasing, LLC, Class B Units (2), (4), (6), (7)	6,940	1,961,047	0.26%
Total Alumina and Aluminum Production and Processing		1,986,456

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (4), (6)	469	-	-
Hawkeye Renewables, LLC, Class C Units (4), (6)	369	4,059	-
Total Basic Chemical Manufacturing		4,059

Business Support Services (0.26%)
STG-Fairway Holdings, LLC, Class A Units (4), (6)	112,648	1,947,522	0.26%

Communications Equipment Manufacturing (8.44%)
Dialogic Inc., Common Stock (4), (6)	1,439,511	6,477,800	0.85%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (4), (5), (6), (7)	276,043	17,024,252	2.24%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (2), (5), (6), (7)	27,328,261	40,683,600	5.35%
Total Communications Equipment Manufacturing		64,185,652

Data Processing, Hosting, and Related Services (0.75%)
GXS Holdings, Inc., Common Stock (4), (6)	1,162,264	116	-
GXS Holdings, Inc., Series A Preferred Stock (4), (6)	22,038	5,668,285	0.75%
Total Data Processing, Hosting, and Related Services		5,668,401

Depository Credit Intermediation (0.48%)
Doral Financial Corporation, Common Stock (4)	1,849,598	3,625,212	0.48%

Electric Power Generation, Transmission, and Distribution (0.09%)
Mach Gen, LLC, Common Units (4), (6)	8,012	652,978	0.09%

Electronic Shopping and Mail-Order Houses (0.04%)
Shop Holding, LLC, Class A Units (4), (6)	415,477	334,504	0.04%
Shop Holding, LLC, Warrants to Purchase Class A Units (4), (6)	276,985	-	-
Total Electronic Shopping and Mail-Order Houses		334,504

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2011

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)

Industrial Machinery Manufacturing (0.64%)
GSI Group, Inc., Common Stock (4), (6)	402,425	$4,849,221	0.64%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (6)	43	8,382	-

Nonferrous Metal (except Aluminum) Production and Processing (1.18%)
International Wire Group Holdings, Inc., Common Stock (2), (6), (7)	637,171	9,003,226	1.18%

Other Amusement and Recreation Industries (0.02%)
Bally Total Fitness Holding Corporation, Common Stock (4), (6)	5,080	106,172	0.01%
Bally Total Fitness Holding Corporation, Warrants (4), (6)	9,162	43,978	0.01%
Total Other Amusement and Recreation Industries		150,150

Other Electrical Equipment and Component Manufacturing (5.58%)
EPMC HoldCo, LLC, Membership Units (2), (6), (7)	2,561,000	42,397,355	5.58%

Plastics Product Manufacturing (0.78%)
WinCup, Inc., Common Stock (2), (3), (4), (6)	73,517,938	5,914,795	0.78%

Radio and Television Broadcasting (0.31%)
Encompass Digital Media Group, Inc., Common Stock (4), (6)	225,184	1,032,637	0.14%
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (4), (6), (7)	3,574,750	134,324	0.02%
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (4), (6), (7)	1,131,531	176,173	0.02%
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (4), (6), (7)	1,232,883	860,828	0.11%
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (4), (6), (7)	706,660	171,915	0.02%
Total Radio and Television Broadcasting		2,375,877

Scheduled Air Transportation (0.61%)
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company) (2), (3), (6)	256	2,339,061	0.31%
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company) (2), (3), (6)	249	2,287,956	0.30%
Total Scheduled Air Transportation		4,627,017

Semiconductor and Other Electronic Component Manufacturing (0.74%)
TPG Hattrick Holdco, LLC, Common Units (4), (6)	4,550,676	5,642,838	0.74%

Wired Telecommunications Carriers (4.31%)
Hawaiian Telcom Holdco, Inc., Common Stock (4), (6)	183,893	4,735,245	0.62%
Integra Telecom, Inc., Common Stock (2), (4), (6), (7)	5,728,661	27,943,002	3.68%
Integra Telecom, Inc., Warrants (2), (4), (6), (7)	2,272,561	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (4), (5), (6)	4,215,000	61,126	0.01%
Total Wired Telecommunications Carriers		32,739,373

Total Equity Securities (Cost $345,025,610)		268,816,889

Total Investments (Cost $890,285,843) (8)		745,938,418

Cash and Cash Equivalents (1.88%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%,
Collateralized by Federal Home Loan Bank Bonds	$1,559,428	1,559,428	0.21%
Union Bank of California, Commercial Paper, 0.05%, due 7/1/11	$8,500,000	8,500,000	1.12%
Cash Denominated in Foreign Currencies	€1,171,621	1,699,085	0.22%
Cash Held on Account at Various Institutions (9)	$2,491,707	2,491,707	0.33%
Total Cash and Cash Equivalents		14,250,220

Total Cash and Investments		$760,188,638	100.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2011

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Issuer is a controlled company.

(4)	Non-income producing security.

(5)	Principal or shares amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to U.S. dollars.

(6)	Restricted security.

(7)	Investment is not a controlling position.

(8)	Includes investments with an aggregate market value of $10,858,714 that have been segregated to collateralize certain unfunded commitments.

(9)	Includes $396,227 posted as collateral against currency options written and the forward exchange contract, and $307,116 posted as collateral against swaps.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $130,416,391 and $143,924,918, respectively.

Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2011 was $664,011,827, or 87.35% of total cash and investments of the Company.

Options, swaps and forward contracts at June 30, 2011 were as follows:

		Contracts or
Instrument		Notional Amount	Fair Value
Light Crude Oil, Call Option, $110, Expires 1/17/12		140	$592,200
Light Crude Oil, Call Option, $110, Expires 12/13/12		328	2,860,160
Light Crude Oil, Call Option Written, $150, Expires 1/17/12		(140)	(43,400)
Light Crude Oil, Call Option Written, $150, Expires 12/13/12		(328)	(544,480)
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12		$15,548,500	(961,036)
Foreign currency forward exchange contract, sell AUD for settlement on 8/17/11.	AUD	(11,789,260)	(304,088)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended June 30, 2011

Investment income
Interest income:
Unaffiliated issuers	$21,434,589
Controlled companies	2,868,830
Other affiliates	2,444,877
Dividend income:
Other affiliates	14,874,500
Other income:
Unaffiliated issuers	625,993
Controlled companies	768,544
Other affiliates	348,785
Total investment income	43,366,118

Operating expenses
Management and advisory fees	5,943,750
Interest expense	4,175,685
Amortization of deferred debt issuance costs	814,687
Director fees	122,818
Commitment fees	112,083
Insurance expense	101,487
Custody fees	56,257
Other operating expenses	588,551
Total expenses	11,915,318

Net investment income	31,450,800

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on investments in unaffiliated issuers	9,893,501
Net change in net unrealized depreciation	(58,878,506)
Net realized and unrealized loss	(48,985,005)

Distributions to preferred shareholders	(8,000)
Net change in reserve for distributions to preferred shareholders	4,032

Net decrease in net assets applicable to common shareholders resulting from operations	$(17,538,173)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$590,553,515	$584,188,788

Net investment income	31,450,800	48,988,978
Net realized gain on investments	9,893,501	16,614,199
Net change in net unrealized depreciation	(58,878,506)	(8,137,325)
Distributions to preferred shareholders from net investment income	(8,000)	(1,691,546)
Net change in reserve for distributions to preferred shareholders	4,032	90,421
Net (decrease) increase in net assets applicable to common shareholders resulting from operations	(17,538,173)	55,864,727

Distributions to common shareholders from net investment income	(24,500,000)	(49,500,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $6,859,824 and distributions in excess of net investment income of $82,976, respectively)	$548,515,342	$590,553,515

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended June 30, 2011

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(17,538,173)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(9,893,501)
Net change in net unrealized depreciation	59,596,197
Distributions paid to preferred shareholders	8,000
Net change in reserve for distributions to preferred shareholders	(4,032)
Accretion of original issue discount	(545,138)
Net accretion of market discount/premium	(131,747)
Accrual of interest and dividend income paid in kind	(8,575,279)
Amortization of deferred debt issuance costs	814,687
Changes in assets and liabilities:
Purchases of investments	(121,841,112)
Proceeds from sales, maturities and paydowns of investments	143,924,918
Increase in accrued interest income - unaffiliated issuers	(165,983)
Increase in accrued interest income - controlled companies	(148,654)
Increase in accrued interest income - other affiliates	(149,615)
Increase in dividend receivable from affiliated issuer	(25,772)
Decrease in other receivables	184,457
Decrease in receivable for investments sold	336,790
Increase in prepaid expenses and other assets	(83,689)
Decrease in payable for investments purchased	(10,706,134)
Increase in interest payable	60,244
Increase in payable to the Investment Manager	36,490
Decrease in accrued expenses and other liabilities	(270,440)
Net cash provided by operating activities	34,882,514

Financing activities
Proceeds from draws on credit facility	53,000,000
Principal repayments on credit facility	(50,000,000)
Distributions paid to common shareholders	(43,500,000)
Distributions paid to preferred shareholders	(8,000)
Net cash used in financing activities	(40,508,000)

Net decrease in cash and cash equivalents	(5,625,486)
Cash and cash equivalents at beginning of period	19,875,706
Cash and cash equivalents at end of period	$14,250,220

Supplemental disclosures
Interest payments	$4,115,441

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2011

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004.  Investment operations commenced and initial funding was received on July 13, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company.  Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of four persons, three of whom are independent.

Company Structure

As of June 30, 2011, total maximum capitalization of the Company was approximately $951 million, consisting of $711 million of committed common equity, $240 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $200,000 of Series Z Preferred Stock.  The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.  At June 30, 2011, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$18,435,811	$19,198,204
2	Other observable market inputs*	31,357,244	114,926,700	4,735,245
3	Independent third-party pricing sources that employ significant unobservable inputs	289,845,035	17,086,265	231,423,154
3	Internal valuations with significant unobservable inputs	5,239,096	231,378	13,460,286
Total		$326,441,375	$150,680,154	$268,816,889

* E.g., quoted prices in inactive markets or quotes for comparable investments

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the six months ended June 30, 2011 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$264,739,226	$27,807,746	$291,208,703
Net realized and unrealized gains (losses)	4,181,886	(13,225,499)	(45,327,214)
Acquisitions	58,550,428	2,504,018	6,514,911
Dispositions	(14,670,486)	-	(20,973,246)
Transfers out of Level 3†	(22,956,019)	-	-
Ending balance	$289,845,035	$17,086,265	$231,423,154

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,941,284	$(13,225,499)	$(45,333,499)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$5,110,312	$231,378	$17,298,961
Net realized and unrealized gains (losses)	-	-	(19,143)
Acquisitions	128,784	-	-
Dispositions	-	-	(86,504)
Transfers out of Level 3†	-	-	(3,733,028)
Ending balance	$5,239,096	$231,378	$13,460,286

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$-	$(19,143)

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.

During the six months ended June 30, 2011, one investment with a beginning fair value of $5,967,053 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date.  The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At June 30, 2011, the Company had foreign currency denominated investments with an aggregate market value of approximately 11.5% of the Company’s total investments. Such positions were converted at the closing rate in effect at June 30, 2011 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain option and swap transactions.  The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

All gains and losses from derivative transactions during the six months ended June 30, 2011 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swaps	$-	$(1,137,116)
Crude oil options	-	(1,354,590)
Currency options	(601,940)	373,267
Forward contracts	-	(304,088)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Valuations of all forward contracts, swaps and option contracts held at June 30, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets, and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million.  These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life.  The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements.  As of June 30, 2011, all tax years since January 1, 2007 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences.  These adjustments have no impact on net assets or the results of operations.  Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Company at June 30, 2011 were as follows:

Unrealized appreciation	$126,733,878
Unrealized depreciation	(273,701,017)
Net unrealized depreciation	(146,967,139)

Cost	894,504,914

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of June 30, 2011, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually. As of June 30, 2011, the Company had paid $352,300,000 in distributions to common shareholders since inception.

4.  Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above.  As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

4.  Management and Advisory Fees and Other Expenses (Continued)

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $165 million and a $75 million term loan.  Amounts borrowed under the Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on undrawn portions of the Senior Facility.  The weighted-average interest rate on outstanding borrowings at June 30, 2011 was 3.69%.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of June 30, 2011, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $7.1 million at June 30, 2011.  These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (Continued)

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At June 30, 2011, such reimbursable amounts totaled $115,326, as reflected in the Statement of Assets and Liabilities.

8.  Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

8.  Preferred Capital (Continued)

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

June 30, 2011

9. Financial Highlights

	Six Months
	Ended
	June 30, 2011
	(Unaudited)	Year Ended December 31,
	2011	2010	2009	2008	2007	2006

Per Common Share(1)
Net asset value, beginning of period	$16,175.52	$16,001.18	$13,332.48	$18,328.49	$20,781.38	$19,282.86

Investment operations:
Net investment income	861.45	1,341.83	878.33	1,480.42	2,211.14	1,290.12
Net realized and unrealized gain (loss)	(1,341.72)	232.19	3,355.18	(8,001.48)	(929.48)	2,597.58
Gain on retirement of Series A - E preferred shares	-	-	-	2,259.64	-	-
Distributions to preferred shareholders from:
Net investment income	(0.22)	(46.33)	(77.93)	(414.14)	(158.52)	(224.32)
Realized gains	-	-	-	-	(176.77)	(118.71)
Net change in reserve for distributions to preferred shareholders	0.11	2.48	0.42	63.02	(52.15)	(7.47)
Total from investment operations	(480.38)	1,530.17	4,156.00	(4,612.54)	894.22	3,537.20

Distributions to common shareholders from:
Net investment income	(671.07)	(1,355.83)	(1,487.30)	(383.47)	(1,582.51)	(1,242.62)
Net realized gains on investments	-	-	-	-	(1,764.60)	(716.69)
Returns of capital	-	-	-	-	-	(79.37)
Total distributions to common shareholders	(671.07)	(1,355.83)	(1,487.30)	(383.47)	(3,347.11)	(2,038.68)

Net asset value, end of period	$15,024.07	$16,175.52	$16,001.18	$13,332.48	$18,328.49	$20,781.38

Return on invested assets (2), (6)	(1.1)%	11.1%	26.0%	(19.6)%	8.1%	21.4%

Gross return to common shareholders (6)	(3.0)%	9.9%	31.9%	(25.4)%	5.2%	24.8%
Less: performance fee (6)	-	-	-	-	(0.9)%	(5.3)%
Return to common shareholders (3), (6)	(3.0)%	9.9%	31.9%	(25.4)%	4.3%	19.5%

Ratios to average common equity: (4), (7)
Net investment income	10.9%	8.4%	6.2%	9.4%	11.0%	6.7%
Expenses (before performance fees)	4.1%	3.8%	4.9%	6.5%	6.1%	6.1%
Expenses (including performance fees)	4.1%	3.8%	4.9%	6.5%	7.2%	10.3%

Ending net assets applicable to common shareholders	$548,515,342	$590,553,515	$584,188,788	$486,756,704	$669,156,499	$758,709,428
Portfolio turnover rate (6)	16.8%	31.5%	16.6%	22.4%	55.3%	28.8%
Weighted-average debt outstanding	$222,165,746	$124,386,301	$184,076,712	$271,734,973	$355,287,671	$274,723,288
Weighted-average interest rate	3.7%	3.2%	2.8%	3.5%	5.8%	5.7%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509	32,368
Average debt per share	$6,085.22	$3,406.99	$5,041.94	$7,442.94	$9,731.48	$8,487.50

Annualized Inception-to-Date Performance Data as of June 30, 2011
Return on invested assets (2)	10.4%
Internal rate of return (5)	5.5%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2011

9. Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.  The IRR  presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Six Months Ended June 30, 2011

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, Common Stock	$79,455,025	$-	$(16,179,105)	$42,397,355
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	12,422,240	-	-	17,024,252
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	37,547,187	-	-	40,683,600
Integra Telecom, Inc., Common Stock	29,193,496	-	-	27,943,002
Integra Telecom, Inc., Warrants	33,407	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	3,976,590	6,727	(19,818)	3,943,528
International Wire Group, Inc., Common Stock	13,992,275	-	(3,920,544)	9,003,226
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	-	20,000,000	-	20,200,000
Online Resources Corporation, Common Stock	6,056,369	-	-	4,245,971
Online Resources Corporation, Series A-1 Convertible Preferred Stock	77,904,080	-	-	78,457,900
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	231,378	-	-	231,378
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	116,960	-	134,324
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	153,399	-	176,173
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	749,548	-	860,828
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	149,691	-	171,915
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	30,638,188	1,522,692	-	31,968,679
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	1,281,906	-	-	1,281,906
Revere Industries, LLC, 1st Lien Term Loan, Prime + 5%, due 6/30/13	521,438	-	-	521,438
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13	5,223,602	2,022,792	-	8,115,395
Revere Leasing, LLC, Class A Units	26,086	-	(677)	25,409
Revere Leasing, LLC, Class B Units	2,013,302	-	(52,272)	1,961,047
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	-	6,040,759		6,173,707
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/14	22,581,714	1,156,058	-	21,138,486
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	-	7,467,868	(462,745)	7,968,327
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	-	7,498,467	(349,262)	8,200,137
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company)	-	2,564,763	(472,693)	2,339,061
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company)	-	2,490,962	(387,094)	2,287,956
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13	8,724,147	7,953,019	-	16,677,166
WinCup, Inc., Common Stock	37,233,565	-	-	5,914,795

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

June 30, 2011

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Dialogic Inc., Common Stock	10/1/10	7,032,638
Encompass Digital Media Group, Inc., Common Stock	1/15/10	1,081,913
GSI Group, Inc., Common Stock	7/2/10	2,174,648
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	7/23/10	10,656,381
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Hawaiian Telcom Holdco, Inc., Common Stock	Various 2010	2,852,531
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,709,174
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	13,699,980
Landry's Restaurant, Inc., Senior Secured Notes, 11.625%, due 12/1/15	5/10/10	6,162,514
Mach Gen, LLC, Common Units	Various 2005	1,442,223
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	4,368,913
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/27/07	44,892,137
Precision Holdings, LLC, Class C Membership Interests	Various 2010	950
Shop Holding, LLC, Class A Units	6/2/11	392,194
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,541,768
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079
Woodbine Acquisition Corporation, Senior Secured Notes, 12%, due 5/15/16	5/11 & 6/11	12,422,790

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

On May 4, 2011, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement and Co-Management Agreement (each a “Management Agreement” and collectively, the “Management Agreements”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel.  The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager and Co-Manager.  The Independent Directors reviewed the services that the Investment Manager and Co-Manager provide to the Company.  The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures.  In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff.  They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreements
(Unaudited)

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report.  The Independent Directors also noted the types of expenses for which the Company or the Investment Manager and Co-Manager are responsible.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager.  The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company.  The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties.  The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on the profitability to the Co-Manager of its relationship with the Company.  The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale.  In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreements, no single factor was determinative to the decision of the Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of each of the Management Agreements.

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.	EXHIBITS.

(a)           (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)           (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)           (3)           Not applicable.

(b)           Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:	/s/ Hugh Steven Wilson

Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson

Name:  Hugh Steven Wilson
Title:  Chief Executive Officer
Date:  September 7, 2011

By:	/s/ Paul L. Davis

Name:  Paul L. Davis
Title:  Chief Financial Officer
Date:  September 7, 2011